MainStay VP Series Fund, Inc. Prospectus                            May 1, 2001

--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 4 PORTFOLIOS IN THIS PROSPECTUS
                                                                  Growth
                                                                 Capital Appreciation Portfolio........    page A-6
                                                                  Income
                                                                 Bond Portfolio........................    page A-7
                                                                 Government Portfolio..................    page A-9
                                                                 Cash Management Portfolio.............    page A-10

NEITHER THE SECURITIES AND EXCHANGE
COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF
THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

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                                                                               -

                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................     3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................     4
     Not insured............................................     4
     You could lose money...................................     4
     NAV will fluctuate.....................................     4
     More information.......................................     5
CAPITAL APPRECIATION PORTFOLIO..............................     6
BOND PORTFOLIO..............................................     7
GOVERNMENT PORTFOLIO........................................     9
CASH MANAGEMENT PORTFOLIO...................................    10
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................    13
     DERIVATIVE SECURITIES..................................    13
     FOREIGN SECURITIES.....................................    13
     LENDING OF PORTFOLIO SECURITIES........................    13
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............    14
     RISK MANAGEMENT TECHNIQUES.............................    14
     SWAP AGREEMENTS........................................    14
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........    14
     RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK
       BONDS")..............................................    15
     TEMPORARY DEFENSIVE INVESTMENTS........................    15
     PORTFOLIO TURNOVER.....................................    15
THE FUND AND ITS MANAGEMENT.................................    15
PURCHASE AND REDEMPTION OF SHARES...........................    19
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................    19
GENERAL INFORMATION.........................................    20
FINANCIAL HIGHLIGHTS........................................    21

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes four portfolios offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end management investment company, is a Maryland corporation organized on June 3, 1983.

The Fund issues for investment nineteen separate classes of capital stock, each of which represents a separate portfolio of investments. Four of these classes of capital stock are offered by the Fund under this Prospectus -- the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Government Portfolio ("Government"), and the MainStay VP Bond Portfolio ("Bond") (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This prospectus discusses four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective, but the Capital Appreciation Portfolio, a growth Portfolio, invests, under normal market conditions, primarily in equity securities and all of the income Portfolios invest, under normal market conditions, primarily in debt or fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM"). NYLIM is responsible for the day to day portfolio management of the Bond Portfolio and has retained a sub-adviser for three of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value (NAV), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks, performance and expenses of each of the Portfolios offered in this prospectus. Please review it carefully.

                         CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stock of companies with investment characteristics such as:

- participation in expanding product or service markets

- increasing unit sales volume

- increasing return on investment

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the Standard & Poor's 500 Composite Price Index (S&P 500)

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in any other securities which, in the judgment of MacKay Shields LLC ("MacKay Shields"), the Portfolio's Sub-Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as new management, new products, changes in consumer demand or changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO        QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/98       26.65%
Lowest Return/Worst Quarter               4/00      -14.72%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                    SINCE
                           1 YEAR   5 YEARS   INCEPTION 1/29/93
Capital Appreciation
  Portfolio               -10.72%   17.80%         17.33%
S&P 500 Index*             -9.10%   18.33%         17.26%

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

[CAPITAL APPRECIATION PORTFOLIO CHART]

94                                                                               -4.38
95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72

                                 BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 75% of its total assets in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash.

New York Life Investment Management LLC is the Portfolio's Adviser.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO                        QUARTER/YEAR   RETURN
Highest Return/Best Quarter               2/95        6.37%
Lowest Return/Worst Quarter               1/94       -2.97%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                     1 YEAR   5 YEARS   10 YEARS
Bond Portfolio                        9.82%    5.71%      7.78%
Merrill Lynch Corporate and
  Government Master Index*           11.95%    6.30%      8.03%

* The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

[BOND PORTFOLIO BAR CHART]

91                                                                               16.27
92                                                                                8.26
93                                                                               11.40
94                                                                               -3.39
95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82




                         [Annual Total Returns (12/31)]

                              GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in U.S. government securities. It may invest up to 35% of its total assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Sub-Adviser, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), as well as Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters and inverse floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Sub-Adviser may use a variety of investment practices such as mortgage-dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are NOT GUARANTEED, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include DERIVATIVES such as floaters and inverse floaters and mortgage related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of WHEN-ISSUED SECURITIES is that the security will be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GOVERNMENT PORTFOLIO                  QUARTER/YEAR  RETURN
Highest Return/Best Quarter               2/95       5.52%
Lowest Return/Worst Quarter               1/96      -2.46%



           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                  SINCE INCEPTION
                                1 YEAR   5 YEARS      1/29/93
Government Portfolio            12.22%    6.12%        6.35%
Lehman Brothers Government
  Bond Index*                   13.24%    6.49%        6.91%

* The Lehman Brothers Government Bond Index includes obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
  [Government Portfolio Fund Bar Chart]

94                                                                               -1.84
95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22

                           CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Sub-Adviser. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term; unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Since the Portfolio invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include DERIVATIVES such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Sub-Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate account and contract charges are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


      CASH MANAGEMENT PORTFOLIO         QUARTER/YEAR  RETURN
--------------------------------------
Highest Return/Best Quarter                 3/00      1.56%
Lowest Return/Worst Quarter                 1/94      0.70%



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                 SINCE INCEPTION
                                1 YEAR  5 YEARS      1/29/93
Cash Management Portfolio       6.06%    5.26%        4.81%
Lipper Money Market Funds
  Index*                        5.94%    5.18%        4.75%

* The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.
[Cash Management Portfolio Bar Chart]

94                                                                               3.82
95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------
                                                                               -

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes the principal investments, investment practices and risks pertinent to a Portfolio.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If an Adviser or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Adviser's or Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Adviser or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Adviser or Sub-Adviser correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap. See "Tax Status" in the SAI for information regarding the tax considerations relating to swap agreements.

WHEN-ISSUED SECURITIES AND
FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Adviser or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments and as described in the next section of the prospectus. In addition, under such conditions, the Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. The portfolio turnover for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Adviser or Sub-Adviser.

     INVESTMENT ADVISER

New York Life Investment Management LLC ("NYLIM"), NYLIM Center, 169 Lackawanna Ave., Parsippany, N.J. 07054, is the Investment Adviser to each Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April, 2000. As of December 31, 2000, NYLIM and its affiliates managed over $116 billion in assets.

Pursuant to the Investment Advisory Agreement for each Portfolio, NYLIM is subject to the supervision of the Directors and, in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto. NYLIM, with the approval of the Board of Directors, may select and employ Sub-Advisers, and if so, monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by NYLIM or by the Directors in which case they would no longer manage the Portfolio. NYLIM manages the Bond Portfolio and retains a Sub-Adviser for the remaining Portfolios as described below.

For the fiscal year ended December 31, 2000, the Fund, on behalf of each Portfolio, paid the Adviser an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Capital Appreciation Portfolio(1)...........    0.36%
Cash Management Portfolio(1)................    0.25%
Government Portfolio(1).....................    0.30%
Bond Portfolio(2)...........................    0.25%

---------------
(1) For the fiscal year ended December 31, 2000, MacKay Shields LLC, an affiliate of NYLIM, acted as the Adviser to the Capital Appreciation, Cash Management, and Government Portfolios. NYLIM replaced MacKay Shields LLC as the Adviser to these Portfolios on February 13, 2001.
(2) For the fiscal year ended December 31, 2000, Madison Square Advisors LLC, an affiliate of NYLIM, acted as the Adviser to the Bond Portfolio. NYLIM replaced Madison Square Advisors LLC as the Adviser to the Portfolio on January 2, 2001.

THE SUB-ADVISER. The Sub-Adviser is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

The Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. For these services, the Sub-Adviser is paid a monthly fee by NYLIM, not the Portfolios (see the SAI for a breakdown of fees.) Although the Sub-Adviser is subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, NY 10019, is the Sub-Adviser to the Capital Appreciation, Cash Management, and Government Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of September 30, 2000, MacKay Shields managed over $30 billion in assets.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

BOND PORTFOLIO -- Albert R. Corapi, Jr. and Donald F. Serek

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide

GOVERNMENT PORTFOLIO -- Gary Goodenough and Joseph Portera

BIOGRAPHIES:

CLAUDE ATHAIDE, PH.D, CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate in 1999. Prior to joining MacKay Shields,

Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide became a Chartered Financial Analyst in 2000.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation Portfolio since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 23 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

ALBERT R. CORAPI, JR -- Mr. Corapi has managed the Bond Portfolio since 1990. Mr. Corapi has been a Director of NYLIM since April 2000. He was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. He joined the Investment Department of New York Life in 1985 and has been in the fixed income market since 1982.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Capital Appreciation Portfolio since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

     ADMINISTRATOR

New York Life Investment Management LLC ("NYLIM" or the "Administrator"), NYLIM Center, 169 Lackawanna Ave., Parsippany, N.J. 07054, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios.

Under the Administration Agreement for each Portfolio, NYLIM administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connection therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Adviser or Sub-Adviser.

The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares outstanding of that Portfolio.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the net asset value of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares.

In some cases, the Policies may be sold to policy owners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policy owner participating in the service.

We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the Policies.
Because the amounts associated with some of these transactions may be unusually large, they may disrupt the management of a Portfolio. Accordingly, the Portfolios reserve the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of Policy owners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policy owners.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Accounts' proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholders' purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Capital Appreciation, Cash Management and Government Portfolios, The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond Portfolio, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

The following financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                          CAPITAL APPRECIATION PORTFOLIO
                                       --------------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------
                                          2000            1999            1998         1997          1996
                                       ----------      ----------      ----------    --------      --------
NET ASSET VALUE AT BEGINNING OF
 PERIOD............................    $    36.98      $    30.61      $    22.39    $  18.39      $  15.49
                                       ----------      ----------      ----------    --------      --------
Net investment income (loss).......         (0.05)(c)       (0.02)(c)        0.03        0.00(a)       0.01
Net realized and unrealized gain
 (loss) on investments.............         (3.73)           7.79            8.51        4.31          2.90
                                       ----------      ----------      ----------    --------      --------
Total from investment operations...         (3.78)           7.77            8.54        4.31          2.91
                                       ----------      ----------      ----------    --------      --------
Less dividends and distributions:
 From net investment income........            --              --           (0.03)      (0.00)(a)     (0.01)
 From net realized gain on
   investments.....................         (2.39)          (1.40)          (0.29)      (0.31)           --
                                       ----------      ----------      ----------    --------      --------
Total dividends and
 distributions.....................         (2.39)          (1.40)          (0.32)      (0.31)        (0.01)
                                       ----------      ----------      ----------    --------      --------
NET ASSET VALUE AT END OF PERIOD...    $    30.81      $    36.98      $    30.61    $  22.39      $  18.39
                                       ==========      ==========      ==========    ========      ========
Total investment return#...........        (10.72%)         25.41%          38.14%      23.49%        18.75%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)......         (0.15%)         (0.05%)          0.11%       0.00%(b)      0.09%
 Net expenses......................          0.63%           0.62%           0.64%       0.65%         0.73%
 Expenses (before reimbursement)...          0.63%           0.62%           0.64%       0.65%         0.75%
Portfolio turnover rate............            33%             37%             27%         34%           16%
Net assets at end of period (in
 000's)............................    $1,813,776      $1,848,514      $1,236,864    $763,079      $503,622

                                                     CASH MANAGEMENT PORTFOLIO
                                     ----------------------------------------------------------
                                                  FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------
                                       2000          1999        1998        1997        1996
                                     --------      --------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF
 PERIOD............................  $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                     --------      --------    --------    --------    --------
Net investment income (loss).......      0.06          0.05        0.05        0.05        0.05
Net realized and unrealized gain
 (loss) on investments.............        --            --          --          --          --
                                     --------      --------    --------    --------    --------
Total from investment operations...      0.06          0.05        0.05        0.05        0.05
                                     --------      --------    --------    --------    --------
Less dividends and distributions:
 From net investment income........     (0.06)        (0.05)      (0.05)      (0.05)      (0.05)
 From net realized gain on
   investments.....................        --         (0.00)(a)    (0.00)(a)       --        --
                                     --------      --------    --------    --------    --------
Total dividends and
 distributions.....................     (0.06)        (0.05)      (0.05)      (0.05)      (0.05)
                                     --------      --------    --------    --------    --------
NET ASSET VALUE AT END OF PERIOD...  $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                     ========      ========    ========    ========    ========
Total investment return#...........      6.06%         4.84%       5.18%       5.25%       4.95%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)......      5.87%         4.79%       5.05%       5.13%       4.92%
 Net expenses......................      0.52%         0.51%       0.54%       0.54%       0.62%
 Expenses (before reimbursement)...      0.52%         0.51%       0.54%       0.54%       0.64%
Portfolio turnover rate............        --            --          --          --          --
Net assets at end of period (in
 000's)............................  $305,915      $454,470    $231,552    $140,782    $118,347

------------

 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

 (a)  Less than one cent per share.

(b)  Less than one-hundredth of a percent.

 (c)  Per share data based on average shares outstanding during the period.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                                                               -

                                                           GOVERNMENT PORTFOLIO
                                       ------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------
                                          2000          1999         1998        1997        1996
                                       ----------    ----------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................    $     9.56    $    10.27    $   9.83    $   9.59    $  10.01
                                       ----------    ----------    --------    --------    --------
Net investment income..............          0.62          0.53        0.45        0.67        0.65
Net realized and unrealized gain
  (loss) on investments............          0.55         (0.71)       0.44        0.24       (0.42)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions.....................            --            --          --          --          --
                                       ----------    ----------    --------    --------    --------
Total from investment operations...          1.17         (0.18)       0.89        0.91        0.23
                                       ----------    ----------    --------    --------    --------
Less dividends and distributions:
  From net investment income.......         (0.62)        (0.53)      (0.45)      (0.67)      (0.65)
  From net realized gain on
    investments....................            --            --          --          --          --
  From net realized gain on
    investments and foreign
    currency transactions..........            --            --          --          --          --
  In excess of net investment
    income.........................            --            --          --          --          --
  In excess of net realized gain on
    investments....................            --            --          --          --          --
                                       ----------    ----------    --------    --------    --------
Total dividends and
  distributions....................         (0.62)        (0.53)      (0.45)      (0.67)      (0.65)
                                       ----------    ----------    --------    --------    --------
NET ASSET VALUE AT END OF PERIOD...    $    10.11    $     9.56    $  10.27    $   9.83    $   9.59
                                       ==========    ==========    ========    ========    ========
Total investment return#...........         12.22%        (1.74%)      9.00%       9.48%       2.28%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............          6.29%         5.47%       5.50%       6.71%       6.66%
  Net expenses.....................          0.60%         0.59%       0.63%       0.63%       0.67%
  Expenses (before
    reimbursement).................          0.60%         0.59%       0.63%       0.63%       0.71%
Portfolio turnover rate............           311%          328%        405%        345%        304%
Net assets at end of period (in
  000's)...........................    $  130,390    $  171,055    $119,021    $ 73,755    $ 73,123

                                                           BOND PORTFOLIO
                                     ----------------------------------------------------------
                                                  FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------
                                       2000          1999        1998        1997        1996
                                     --------      --------    --------    --------    --------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $  12.24      $  13.23    $  13.14    $  12.83    $  13.42
                                     --------      --------    --------    --------    --------
Net investment income..............      0.85          0.78        0.74        0.88        0.87
Net realized and unrealized gain
  (loss) on investments............      0.35         (0.99)       0.46        0.35       (0.59)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions.....................
                                     --------      --------    --------    --------    --------
Total from investment operations...      1.20         (0.21)       1.20        1.23        0.28
                                     --------      --------    --------    --------    --------
Less dividends and distributions:
  From net investment income.......     (0.85)        (0.78)      (0.74)      (0.88)      (0.87)
  From net realized gain on
    investments....................        --         (0.00)(a)    (0.37)     (0.04)         --
  From net realized gain on
    investments and foreign
    currency transactions..........
  In excess of net investment
    income.........................
  In excess of net realized gain on
    investments....................
                                     --------      --------    --------    --------    --------
Total dividends and
  distributions....................     (0.85)        (0.78)      (1.11)      (0.92)      (0.87)
                                     --------      --------    --------    --------    --------
NET ASSET VALUE AT END OF PERIOD...  $  12.59      $  12.24    $  13.23    $  13.14    $  12.83
                                     ========      ========    ========    ========    ========
Total investment return#...........      9.82%        (1.53%)      9.12%       9.65%       2.05%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      6.37%         5.86%       5.86%       6.42%       6.31%
  Net expenses.....................      0.51%         0.50%       0.52%       0.50%       0.58%
  Expenses (before
    reimbursement).................
Portfolio turnover rate............        58%          161%        206%        187%        103%
Net assets at end of period (in
  000's)...........................  $257,573      $287,361    $277,392    $228,949    $226,375

------------

 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.

 (a)  Less than one cent per share.

(b)  Per share data based on average shares outstanding during the period.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Portfolios. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provides additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to MainStay VP Series Fund, Inc., 51 Madison Avenue, New York, NY, 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may visit the SEC's website at http://www.sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009, after paying a duplicating fee, send an electronic request to publicinfo@sec.gov.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER OR SUB-ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833